UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 1, 2005

MARCO COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Florida	000-50557	84-1620092
(State or other jurisdiction Of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

1770 San Marco Road, Marco Island, FL	34145
(address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (239) 389-5200

1122 North Collier Boulevard, Marco Island, FL 34145

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 1, 2005, in the attached press release, Marco Community Bancorp, Inc. (the “Company”) announced the resignation (effective July 29, 2005) of the Company’s President, Michael A. Micallef, Jr. This resignation included Mr. Micallef’s positions as Chief Executive Officer, President and director of the Company’s wholly-owned subsidiary, Marco Community Bank (the “Bank”). Effective July 29, 2005, Richard Storm, Jr., the Company’s Chairman of the Board and Chief Executive Officer, will serve as President. At the Bank level, Vice Chairman and Director Stephen A. McLaughlin will assume the position of Acting Chief Executive Officer and current Chief Financial Officer Thomas M. Whelan will assume the position of Interim President and Chief Operating Officer.

ITEM 9.01. Financial Statements and Exhibits

Exhibit 99.1    Press Release issued July 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marco Community Bancorp, Inc.
(Registrant)
Date: July 1, 2005

/s/ Richard Storm, Jr.
Richard Storm, Jr.
Chief Executive Officer